Contract # 920801

                      On Provision of Express Post Services

Moscow                                                          2000
       ---------------                                               ----------

         In accordance with the law of the Russian Federation of July 17, 1999[On postal service] No. 176 - FZ OOO [EMS Garantpost], in the person of general director Semenov A. M., named hereinafter as [EMS]from one part, and private company [Oxiris], in the person of general director Dolgov V. A., named hereinafter as [the Sender], from the other part, have concluded the present contract concerning the following.

1. Subject

         1.1. EMS undertakes to provide services on reception, processing, shipment and delivery of international and domestic items of the Sender's mail through the express post net of EMS, as indicated in Appendices 2 and 3 to the present contract, and also additional services, namely: providing courier to receive items of mail after telephone call; providing packing material available from EMS; putting accompanying documents in order.

         1.2. The Sender undertakes to pay services indicated in item 1.1. in accordance with tariffs specified in Appendices 1, 1.1, 4 to the present contract.

        1.3. Monthly amount of items of mail, which is planned by The Sender to be transferred within the frames of the present contract, is (in units of items of mail): to 20 to 50 ___to 1000 to 300 to 500 more than 500.

        As an item of mail, one should consider every separately packed unit of correspondence (goods) sent to a specified address.

2. EMS 's Commitments

         Within the frames of the present contract, EMS undertakes:

         2.1. To receive items of mail of the Sender at reception windows of [EMS Garantpost], which addresses are indicated in Appendix 4 to the present contract, or with the help of courier.

         2.2. To guarantee shipment and delivery of items of mail of the Sender in accordance with addressee's data (postal address, surname, name and patronymic name of recipient or name of organization, telephone), as specified by the Sender in the address label.

         2.3. EMS guarantees to keep items of mail completely intact and to keep communication in secret.

         2.4. In case the addressee is absent at the moment of delivery of an item of mail, EMS leaves for the addressee a notice with indication of the place and time, where he can receive the item of mail. If the addressee does not come to get the item of mail within 14 calendar days, it will be returned back to the Sender.

         2.5. To give to the Sender's representative, after the Sender pays the sum indicated in item 7.1. of the present contract, the client card with indication thereon of number, date of contract conclusion and the Sender's name. Reception of items of mail of the Sender, in accordance with items 1.1. and 2.1. of the present contract, is implemented only, when the client card is presented.

3. Sender's Commitments

         Within the frames of the present contract, the Sender undertakes:

         3.1. To provide EMS with items of mail to be sent, which are packed in accordance with the type of enclosure, sending conditions and sending duration, the packing excluding the possibility of enclosure damage while processing and sending, of access thereto without packing breach, of damage of other items of mail of doing any harm to workers of postal service.

         3.2. To legalize items of mail in accordance with the rules of filling in accompanying documents (address labels), as enclosed by EMS to the present contract. EMS has the right to refuse to accept an item of mail in case of improper putting accompanying documents in order. While putting items of international mail in order, to provide on EMS's request the documents required to perform Customs legalization.

         3.3. Not to provide for sending parcels with enclosures forbidden to be sent (weapon, explosive, flammable and radioactive substances etc.).

         3.4. To notify EMS in due time on change of own postal and bank details. 4. Parties' Responsibility

         4.1. In accordance with the present contract, EMS is responsible only to The Sender.

         4.2. In case of loss of an item of mail or of loss of enclosure (part of enclosure) through EMS's fault, EMS refund to The Sender the sum in an amount of two tariffs for sending this item of mail.

         4.3. Damage, loss of enclosure (part of enclosure) is fixed while handing to an addressee in the presence EMS's worker. In this case the statement on the loss (damage) of the enclosure is compiled.

         4.4. Claims connected with non - execution or improper execution by EMS of its commitments in accordance with the contract can be laid within the following periods: |X| for items of domestic mail - within 6 months since the date of reception of the item of mail; |X| for items of international mail - within 3 months since the date of reception of the item of mail.

         4.5. EMS is released from the responsibility in cases foreseen by the legislation. Including:

        4.5.1. EMS bears no responsibility for loss or damage of enclosure, if the integrity of packing and seals (leads) was not infringed, and also if the fact of the loss of enclosure (part of enclosure) was established after handing the item of mail to an addressee.

         4.5.2EMS bears no responsibility for indirect losses or profit missed by The Sender of whatever origin thereof.

         4.5.3. EMS bears no responsibility for partial or complete non - execution of the commitments in accordance with the present contract, if non - execution of these commitments is a consequence of circumstances of force majeure (war, rebellion, earthquake, resolution of state authorities etc.). EMS undertakes to inform The Sender on approach of similar circumstances in written form in possibly shortest time.

5. Limits of Weight and Overall Dimensions

         Parcels of weight of up to 31.5 kg and of overall dimensions not exceeding 150 cm for any of dimensions and 300 cm for the sum of the length and the largest circumference taken in any direction except for the length are accepted for sending. Delivery of parcels with weight and overall dimensions exceeding the above - mentions ones is implemented, if such a possibility exists, for any particular case after mutual consultations.

6. Insurance

         In accordance with the Sender's desire, the item of mail may be insured against risks during shipment and storage. Postal Insurance Group (PIG) at tariffs indicated in appendix 5 implements insurance of items of express mails.

7. Settlements

         Settlements with EMS are implemented in the following manner:

         7.1. The Sender, who has concluded contract with EMS, remits to EMS's settlement account preliminary sum in an amount of 5000 (five thousand) rubles. After cancellation of the present contract, in case of lacking of the Sender's debt to EMS, EMS pays back The Sender the rest of the sum on its account.

         7.2. EMS sends to the Sender bill for actually provided services every month.

         7.3. Settling the bills presented by EMS to the Sender is implemented within three banking days since the day of bill reception.

         7.4. In case of non - payment  within the period as  indicated  in item
7.3. the Sender is imposed with the fine in an amount of 0.15 % for each day of payment delay.

8. Service Suspension

         8.1. EMS has the right to suspend the acceptance of items of the Sender's mail in the following cases:

         8.1.1. In case of the Sender's non - payment of EMS's bills within 10 days since the day of bill reception;

         8.1.2. In case it is impossible to deliver to the Sender bills to the postal address as indicated in the present contract.

         8.2. EMS resumes to accept items of the Sender's mail after the Sender has made payments as indicated in items 7.1., 7.2. and 7.4. of the present contract.

         8.3. In case the Sender has lost the client card, EMS suspends acceptance of the Sender's mail items to the moment of reception of a new client card.

9. Terms of validity of the contract.
-------------------------------------
         9.1. The present contract comes into force since the moment of signing and is valid within 1 year. After expiration of a calendar year, the contract shall automatically be extended for the next year, if none of the parties refuses to extend the term of validity of the contract, having notified thereon the other party in written form not later than 1 month before the expiration of the term of validity of the contract.

         9.2. The contract may be canceled before the expiration of the term of its validity by mutual agreement of the parties or in an unilateral manner in case of failure to execute by one of the party the commitments in accordance with this contract with a preliminary notification of the other party not later than one month before the cancellation of the contract.

         9.3. The contract is made in duplicate, both copies having the same force. All changes and appendices to text of the present contract are implemented only in written form and should be signed and stamped by both parties.

10. Coordination of the Contract

         EMS and the Sender appoint from their parts a person, who coordinates all matters associated with implementation of the present contract: from the part of EMS Cherezov Maksim, from the part of The Sender Zavitaev Maksim.

11. Settlement of Arguments

         Vexed questions, which cannot be settled in the course of negotiations, are settled in accordance with the valid legislation.

12. Legal and Postal Addresses of Parties

12.1. Legal Addresses of Parties

[EMS]                                      [The Sender]
OOO [EMS Garantpost]                       ZAO [OXIRIS]
113105,  Moscow                            117802, Moscow, Nauchny passage, 12
Varshavskoye chaussee,
building 33, office 302

12.1. Postal addresses
of parties

[EMS]                                      [The Sender]
OOO [EMS Garantpost]                       ZAO [OXIRIS]
113105,  Moscow                            117802, Moscow, Nauchny passage, 12
Varshavskoye chaussee, 33                  tel.: 120 - 5086
tel / fax: 111 - 01 - 82,
fax: 956 - 2654
12.3. Bank Details
------------------
OOO [EMS Garantpost]
INN 7724069257                             ZAO [OXIRIS] INN 7706200205
Rouble account:                            Rouble account:
No. 40702810900000006601                   No. 407028103000000001990
AIKB [NOMOS - BANK], Moscow,               AKB [Russkii bankirskii dom]
BIK 044585998                              BIK 044585400
correspondent account                      correspondent account
30101810100000000998                       30101810300000000400
                                           The contract was signed:
for [EMS Garantpost]                       for ZAO [OXIRIS]
general director                           general director
(Signature) A.M. Semenov                   (Signature) V. A. Dolgov
(Seal)                                     (Seal )


                                                                 Appendix No. 1
                                                                 --------------

TARIFFS OF [EMS GARANTPOST]
for clearings
for sending items of express mail abroad.
(in rubles, VAT included)
Tariffs are valid for all populated areas of the net of EMS Garantpost in Russia.

---------------- -------------- -------------- -------------- -------------- -------------- -------------
Weight (kg)      Zone 1         Zone 2         Zone 3         Zone 4         Zone 5         Zone 6
---------------- -------------- -------------- -------------- -------------- -------------- -------------

DOCUMENTS

---------------- -------------- -------------- -------------- -------------- -------------- -------------
0.1              512            730            768            1004           1095           1278
---------------- -------------- -------------- -------------- -------------- -------------- -------------
0.5              689            821            839            1095           1107           1369
---------------- -------------- -------------- -------------- -------------- -------------- -------------
1                748            948            986            Q1278          1369           1643
---------------- -------------- -------------- -------------- -------------- -------------- -------------
1.5              857            1095           1187           1496           1552           1917
---------------- -------------- -------------- -------------- -------------- -------------- -------------
2                969            1243           1369           1717           1734           2191
---------------------------------------------------------------------------------------------------------

PARCELS (enclosure of goods)

---------------- -------------- -------------- -------------- -------------- -------------- -------------
0.1              730            913            1004           1187           1278           1460
---------------- -------------- -------------- -------------- -------------- -------------- -------------
0.5              821            1039           1095           1369           1375           1643
---------------- -------------- -------------- -------------- -------------- -------------- -------------
1                1004           1169           1278           1552           1643           1917
---------------- -------------- -------------- -------------- -------------- -------------- -------------
1.5              1151           1313           1460           1734           1826           2101
---------------- -------------- -------------- -------------- -------------- -------------- -------------
2                1278           1425           1643           1917           2099           2464
---------------- -------------- -------------- -------------- -------------- -------------- -------------
3                1460           1552           1826           2099           2464           2921
---------------- -------------- -------------- -------------- -------------- -------------- -------------
4                1587           1678           2008           2373           2738           3286
---------------- -------------- -------------- -------------- -------------- -------------- -------------
5                1717           1861           2247           2738           3103           3742
---------------- -------------- -------------- -------------- -------------- -------------- -------------
6                1843           2043           2500           3103           3468           4199
---------------- -------------- -------------- -------------- -------------- -------------- -------------
7                1973           2226           2756           3468           3834           4564
---------------- -------------- -------------- -------------- -------------- -------------- -------------
8                2099           2408           3012           3834           4199           4929
---------------- -------------- -------------- -------------- -------------- -------------- -------------
9                2226           2591           3268           4051           4455           5294
---------------- -------------- -------------- -------------- -------------- -------------- -------------
10               2355           2774           3524           4272           4711           5659
---------------- -------------- -------------- -------------- -------------- -------------- -------------
11               3483           3866           3707           4400           4064           6034
---------------- -------------- -------------- -------------- -------------- -------------- -------------
12               2612           2956           3890           4711           5220           6389
---------------- -------------- -------------- -------------- -------------- -------------- -------------
13               2738           3047           4072           4929           5477           6698
---------------- -------------- -------------- -------------- -------------- -------------- -------------
14               2847           3139           4255           34590          5733           7011
---------------- -------------- -------------- -------------- -------------- -------------- -------------
15               2956           3230           4437           5368           5989           7320
---------------- -------------- -------------- -------------- -------------- -------------- -------------
16               3047           3321           4620           5586           6245           7629
---------------- -------------- -------------- -------------- -------------- -------------- -------------
17               3138           3412           4803           5804           6501           7938
---------------- -------------- -------------- -------------- -------------- -------------- -------------
18               3229           3503           4986           6022           6757           8247
---------------- -------------- -------------- -------------- -------------- -------------- -------------
19               3320           3594           5169           6240           7013           8556
---------------- -------------- -------------- -------------- -------------- -------------- -------------
20               3411           3685           5352           6458           7269           8865
---------------- -------------- -------------- -------------- -------------- -------------- -------------
21               3502           3776           5535           6676           7525           9174
---------------- -------------- -------------- -------------- -------------- -------------- -------------

22               3593           3867           5718           6894           7781           9483
---------------- -------------- -------------- -------------- -------------- -------------- -------------
23               3684           3958           5901           7112           8037           9792
---------------- -------------- -------------- -------------- -------------- -------------- -------------
24               3776           4040           6081           7330           8303           10101
---------------- -------------- -------------- -------------- -------------- -------------- -------------
25               3866           4140           6267           7548           8549           10410
---------------- -------------- -------------- -------------- -------------- -------------- -------------
26               3957           4231           6450           7766           8805           10719
---------------- -------------- -------------- -------------- -------------- -------------- -------------
27               4048           4322           6633           7984           9061           11028
---------------- -------------- -------------- -------------- -------------- -------------- -------------
28               4139           4413           6816           8202           9317           11337
---------------- -------------- -------------- -------------- -------------- -------------- -------------
29               4230           4504           6999           8420           9573           11646
---------------- -------------- -------------- -------------- -------------- -------------- -------------
30               4321           4595           7182           8638           9829           11955
---------------- -------------- -------------- -------------- -------------- -------------- -------------
31               4412           4686           7365           8856           10085          12264
---------------- -------------- -------------- -------------- -------------- -------------- -------------
31.5             4503           4777           7548           9074           10341          12573
---------------- -------------- -------------- -------------- -------------- -------------- -------------

STANDARD PRIVILEGE TARIFFS

for contract clients of [EMS Garantpost].

------------------------ ------ -------------- -------------- -------------- -------------- -------------
Number   of   items  of  1 -    101 - 500      501 - 1000     1001 - 2000    2001 - 5000    More    than
mail     per     month,  100                                                                5000
pieces.
------------------------ ------ -------------- -------------- -------------- -------------- -------------
Privilege   tariffs (%   100     95             90              85             80             75
of standard ones).
------------------------ ------ -------------- -------------- -------------- -------------- -------------

                                                               Appendix No. 1.1.
                                                               -----------------

TARIFFS OF [EMS GARANTPOST]
for clearings
for sending items by express mail from Moscow to cities of Russia.
(in rubles, VAT included)

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
Weight (kg)    Moscow       St.          Zone 1       Zone 2       Zone 3       Zone 4       Zone 5
                            Petersburg
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
0.1            96           168          359          359          359          403          430
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
0.5            96           180          386          386          403          430          474
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
1              96           207          403          416          430          458          502
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
2              96           259          458          474          502          530          618
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
3              96           311          516          530          574          602          731
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
4              96           363          574          588          646          674          847
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
5              96           415          632          646          718          746          963
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
6              115          467          690          704          790          818          1079
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
7              134          519          748          762          862          890          1195
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
8              153          571          806          820          934          962          1311
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
9              172          623          864          878          1006         1034         1427
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
10             191          675          922          936          1078         1106         1543
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
11             210          727          980          994          1150         1178         1659
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
12             229          779          1038         1052         1222         1250         1775
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
13             248          831          1096         1110         1294         1322         1891
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
14             267          883          1154         1168         1366         1394         2007
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
15             286          935          1212         1226         1438         1466         2123
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
16             305          987          1270         1284         1510         1538         2239
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
17             324          1039         1328         1342         1582         1610         2355
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
18             343          1091         1386         1400         1654         1682         2471
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
19             362          1143         1444         1458         1726         1754         2587
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
20             381          1195         1502         1516         1798         1826         2703
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
21             400          1247         1560         1574         1870         1989         2819
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
22             419          1299         1618         1632         1942         1970         2935
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------

23             438          1351         1676         1690         2014         2042         3051
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
24             457          1403         1734         1748         2086         2114         3167
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
25             476          1455         1792         1806         2158         2186         3283
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
26             495          1507         1850         1864         2230         2258         3399
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
27             514          1559         1908         1922         2302         2330         3515
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
28             533          1611         1966         1980         2374         2402         3631
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
29             552          1663         2024         2038         2446         2474         3747
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
30             571          1715         2082         2096         2518         2546         3863
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
31             590          1767         2140         2154         2590         2618         3979
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
31.5           609          1819         2198         2212         2662         2690         4095
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
         List of served cities of Russia is presented in appendix 3.

STANDARD PRIVILEGE TARIFFS for contract clients of [EMS Garantpost].

---------------- -------------- -------------- -------------- -------------- -------------- -------------
Number       of  1 - 100        101 - 500      501 - 1000     1001 - 2000    2001 - 5000    More    than
items  of  mail                                                                             5000
per      month,
pieces.
---------------- -------------- -------------- -------------- -------------- -------------- -------------
Privilege        100             95             90             85             80             75
tariffs  (%  of
standard
ones).
---------------- -------------- -------------- -------------- -------------- -------------- -------------